EXHIBIT 10.44

CONFIDENTIAL

EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED

UNDER 17 C.F.R §§ 200.80(B)4, AND 240.24B-2

AMENDMENT #2 TO RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

This AMENDMENT #2 TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (this “Amendment”) is entered into and made effective as of the 30th day of October, 2012 (the “Amendment Date”) by and between ISIS PHARMACEUTICALS, INC., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Isis”), and GLAXO GROUP LIMITED, a company existing under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, England (“GSK”).  Isis and GSK are each referred to herein by name or as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, Isis and GSK are parties to the Research, Development and License Agreement dated March 30, 2010, as amended (the “Agreement”);

WHEREAS, Isis and GSK desire to amend the Agreement to more rapidly Develop the drug, ISIS-TTRRx (ISIS 420915), under the Rare Disease Program focused on the Collaboration Target, Transthyretin (the “TTR Program”), which may enable ISIS-TTRRx to reach registration earlier than originally estimated; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and solely with respect to the TTR Program, the Parties, intending to be legally bound, do hereby agree as follows:

1.                                      TTR Program — Drug Development Activities.

a.                                      Phase 2 PoC Trial. The Parties have mutually agreed to a clinical study design for the Phase 2 PoC Trial (as defined hereinafter) for the TTR Program that is reflected in the TTR Development Plan and further described in the other TTR Registration-Directed Program Documents.  The Phase 2 PoC Trial for the TTR Program is intended to demonstrate therapeutic benefit in patients with familial amyloid polyneuropathy (FAP).  The Phase 2 PoC Trial for the TTR Program and the TTR Registration-Directed Program Documents are intended to support registration filings and Approval of ISIS-TTRRx on a global basis. The Parties will mutually agree on any material changes to the TTR Registration-Directed Program Documents in accordance with Section 7 of this Amendment.

b.                                      First Interim Analysis; GSK’s Evaluation.  In accordance with the DSMB Charter, the Parties expect the Independent Statistician will perform the First

Interim Analysis and provide the data from such First Interim Analysis (the “Interim Data Package”) to the DSMB and to each Partner Firewalled Staff.  The Parties agree there will be [***] Partner Firewalled Staff members. [***]

c.                                       Notice of GSK’s Decision Whether to Terminate its Option for the TTR Program.

i.                                          GSK Delivers the TTR Termination Notice to Isis.  GSK will notify Isis within [***] days after the date the Partner Firewalled Staff receive the Interim Data Package if GSK desires to terminate its Option to the TTR Program. If GSK provides written notice to Isis during such [***] period that GSK is terminating its Option to the TTR Program under the Agreement (a “TTR Termination Notice”), then (A) GSK will have no further rights or obligations with regard to the TTR Program; (B) GSK’s Option to the TTR Program will terminate; and (C) subject to Section 9 of this Amendment and the terms and conditions of the Agreement (as amended by this Amendment), Isis will be free to develop and commercialize any Compounds that were included in the TTR Program on its own or with a Third Party.  For clarity, GSK shall have the right under this Section 1.c.i to terminate its Option to the TTR Program irrespective of the outcome of the First Interim Analysis. If Isis notifies GSK within [***] days after Isis’ receipt of the TTR Termination Notice that [***].  For clarity, GSK has no obligation to [***].

ii.                                       GSK Continues TTR Program. If GSK does not provide a TTR Termination Notice to Isis during such [***]day period, Isis will continue the Phase 2 PoC Trial for the TTR Program, and GSK will retain its Option to the TTR Program under the Agreement, as modified by this Amendment. Isis will continue enrolling additional patients to complete the Phase 2 PoC Trial in accordance with the TTR Registration-Directed Program Documents and this Amendment.

d.                                      Second Interim Analysis (Sample Re-Sizing Analysis) — DSMB Meeting. If the TTR Program is not terminated pursuant to Section 1c.i. of this Amendment, then, in accordance with the DSMB Charter, the Parties expect the Independent Statistician and the DSMB to perform the Second Interim Analysis and, based on such results the DSMB will notify the Sponsor Primary Contact and the Partner Firewalled Staff members whether or not the DSMB recommends increasing the patient sample size and the number of patients to be added, if any, for the Phase 2 PoC Trial in accordance with the DSMB Charter.

i.                                          Adding [***] Patients.  If the DSMB recommends that [***] patients be added to the Phase 2 PoC Trial, then Isis will add such number of patients to the Phase 2 PoC Trial and GSK will fund such additional patients by paying Isis $[***] per such additional patient.

ii.                                       Adding [***] Patients.  If the DSMB recommends that [***] patients (each, a “[***]”) be added to the Phase 2 PoC Trial, then, Isis will provide GSK written notice (a “[***] Notice”) of the number of additional patients (if any) Isis intends to add to the Phase 2 PoC Trial within [***] Business days after the DSMB provides such recommendation to the Parties, and either:

1.                                      If the number of additional patients Isis specifies in the [***] Notice is the [***], then Isis will add such number of additional patients to the Phase 2 PoC Trial, and GSK may elect to fund such additional patients at the rate of $[***] per patient by notifying Isis thereof within [***] Business days of GSK’s receipt of the [***] Notice.

2.                                      If the number of additional patients Isis specifies in the [***] Notice is (A) [***] or (B) [***], then in either case GSK and Isis will as soon as practicable discuss in good faith the number of additional patients to add to the Phase 2 PoC Trial with the goal of preserving the value of such study.  If, within [***] Business Days after the discussion between the Parties, GSK agrees to fund the number of additional patients specified in the [***] Notice, or such number of patients agreed to by the Parties, then Isis will add the number of patients GSK has agreed to fund to the Phase 2 PoC Trial and GSK will fund such additional patients at the rate of $[***] per patient.

If GSK does not agree to fund the additional patients under (y) part 1 of this Section 1.d.ii within [***] Business Days after GSK’s receipt of the [***] Notice, or (z) part 2 of this Section 1.d.ii within [***] Business Days after such discussion between the Parties, then Isis will add the number of patients specified in the [***] Notice to the Phase 2 PoC Trial and, GSK will retain its Option to the TTR Program; provided, however, that [***].

Isis will not add additional patients to the Phase 2 PoC Trial that exceed either (i) the [***] or (ii) [***], whichever is [***], without GSK’s written consent.

2.                                      TTR Program — Drug Development Activities and Costs.

a.                                      Development Costs Paid by Isis.

i.                                          Before Option Exercise. Until GSK exercises its Option for the TTR Program, Isis will be responsible for Isis’ activities under the TTR Registration-Directed Program Documents and all costs and expenses associated therewith except as otherwise provided under Section 1.d. (Second Interim Analysis (Sample Re-Sizing Analysis) — DSMB Meeting), Section 2.b. (Development Costs Paid by GSK), Section 3. (Supply Chain Strategy) or Section 4.d. (Compensation for Activities Performed by Isis) of this Amendment.

ii.                                       Contract Clinical Trial Services by GSK in [***] and/or [***]. If the Parties mutually agree to include patients in [***] and/or [***] in the Phase 2 PoC Trial, Isis will engage GSK or GSK’s Affiliates in [***] and/or [***] (as applicable) to provide contract clinical study services under a clinical study services agreement with customary terms and conditions, including, without limitation, [***]. In exchange, Isis will pay GSK or GSK’s Affiliate a fee for such services at a rate of $[***] per enrolled patient that completes i) the [***] or ii) the [***], as defined in the Protocol, and Isis will make such payment within sixty (60) days after Isis’ receipt of an invoice from GSK or GSK’s Affiliate.

iii.                                    [***] Services by GSK. If the Parties mutually agree to engage GSK or GSK’s Affiliates to perform [***] services for the Phase 2 PoC Trial, Isis will engage GSK or GSK’s Affiliates to perform [***] services for the Phase 2 PoC Trial, with any mutually agreed fees (but in no event will such fees be [***]), and Isis will make such payment within sixty (60) after Isis’ receipt of an invoice from GSK or GSK’s Affiliate.

b.                                      Development Costs Paid by GSK.

i.                                          Before Option Exercise.

1.                                      Additional Costs. GSK will be responsible for paying the Additional Costs resulting from Approved Changes in the manner as agreed to by the Parties pursuant to Section 7.b. On a quarterly basis, Isis will deliver to GSK an invoice for such portion of the Additional Costs that are allocated for the activities for the coming quarter [***], which GSK will pay each such invoice within [***] days after GSK’s receipt.

2.                                      Costs Associated with Additional Patients.  With respect to the additional patients that GSK is obligated to fund pursuant to Section 1.d.i or agrees to fund pursuant to Section 1.d.ii.1 or Section 1.d.ii.2, GSK will fund each such additional patient at

$[***] per patient, and will remit payment of such amount to Isis as follows:

i.              $[***] for each such additional patient [***] within [***] days after GSK’s receipt of an invoice from Isis; and

ii.             When at least [***] of such additional patients are enrolled in the Phase 2 PoC Trial, the remaining $[***] for each such additional patient [***] within [***] days after GSK’s receipt of an invoice from Isis.

ii.                                       After Option Exercise.

1.                                      Generally. Without limiting the Agreement, after GSK exercises the Option for the TTR Program, GSK will be solely responsible for and have sole decision making authority over all Development and Commercialization activities, and will be solely responsible for all costs and expenses associated therewith, with respect to the Development, Manufacture and Commercialization of Licensed Compounds and related Licensed Products, including, but not limited to, the costs and expenses of completing any uncompleted activities under the TTR Registration-Directed Program Documents, but excluding [***].

2.                                      Technology Transfer; Transition Services. Without limiting the Agreement, after GSK exercises the Option for the TTR Program, Isis will transfer all Licensed Know-how (including all regulatory approvals and regulatory materials and clinical and non-clinical studies relating to the TTR Program) to GSK and provide transition services to GSK in accordance with Section 4.2.1 of the Agreement and additional services upon GSK’s request in accordance with Section 4.2.2 of the Agreement. The Parties acknowledge that, due to the nature of this Amendment, certain transition services of the transition services provided in accordance with Section 4.2.1 or 4.2.2 of the Agreement may need to be initiated prior to Option exercise, and Isis agrees to use its Commercially Reasonable Efforts to assist with such transition services as requested by GSK, taking into consideration the need for an efficient transition to continue successful Development and Commercialization of ISIS-TTRRx.

3.                                      Transfer of the Sponsorship of the OLE Study.  Without limiting the Agreement, after GSK exercises the Option for the TTR Program, Isis will transfer the sponsorship of the OLE Study to GSK and at GSK’s option and expense, all of the responsibilities thereunder to GSK.  If GSK opts not to have the responsibilities thereunder transferred from Isis to GSK, GSK shall promptly enter into a services agreement, pursuant to which GSK will engage Isis at GSK’s expense to continue its activities to oversee and manage the OLE Study on terms and conditions agreed to by both Parties.

3.                                      Supply Chain Strategy.

a.                                      Mutually Agreed Strategy. Subject to this Section 3.a of this Amendment, Isis will be responsible for manufacturing (or having manufactured) a sufficient quantity of API and finished product to complete the Phase 2 PoC Trial and the Phase 2 PoC Trial Support Activities.  By the [***] following the Amendment Date, the Parties will form a CMC sub-team (the “CMC Sub-Team”) pursuant to Section 6.a, which will discuss and, by [***] agree upon, a high level supply chain strategy to supply API and finished product for Commercialization of Licensed Products (“Commercial Supplies”), and GSK will have the final decision-making authority regarding the strategy and steps towards development of Commercial Supplies as well as clinical supplies after GSK’s exercise of the Option.

b.                                      Isis May Supply API for Initial Commercialization.

i.                                          Isis May Supply API to GSK for Initial Commercialization. In support of obtaining Approval and Commercialization of Licensed Products, the Parties may by separate agreement mutually agree that GSK will contract with Isis for Isis to manufacture and supply API for commercial launch of Licensed Products and for a post-launch Commercialization period of up to [***] (unless the Parties otherwise agree to a longer period), pursuant to a commercial supply agreement (the “Isis-GSK Commercial API Supply Agreement”).  In addition, GSK and Isis may enter into a mutually agreed services agreement (the “Services Agreement”) pursuant to which Isis will perform validation work, manufacture and supply validation lots (if not included under the Isis API Commercial Supply Agreement) and registration stability lots to GSK and prepare the draft of the chemistry, manufacturing and controls (“CMC”) section for the NDA, MAA or other marketing authorization applications.

ii.                                       API Manufacturing Technology Transfer. The Isis-GSK Commercial API Supply Agreement will provide that, no later than [***] prior to the [***], Isis will, in accordance with and subject to the general technology transfer principles described in Section 4.2.1 of the Agreement, in accordance with [***] conduct a technology transfer to GSK (or GSK’s designated Third Party supplier) of all technology, information and data related to Isis’ manufacturing and supply of the API, and Isis will continue to supply API to GSK for [***] to enable GSK to (i) identify and contract with a suitable Third Party API manufacturer or (ii) transfer the manufacture of API to a qualified GSK manufacturing site. Such API manufacturing technology transfer will be initiated earlier if GSK desires to establish a back-up manufacturing facility or if Isis fails to supply API as required under the Isis-GSK Commercial API Supply Agreement.

c.                                       Manufacturing of Finished Product by GSK.

i.                                          GSK to Manufacture Finished Product. Subject to the terms of this Section 3.c.i and the terms of the Agreement (as amended by this Amendment), GSK will manufacture and supply finished product and corresponding placebo (new supply) for the Phase 2 PoC Trial and/or the Phase 2 PoC Trial Support Activities. In addition, the Parties acknowledge that, subject to the terms of this Section 3.c.i and the terms of the Agreement (as amended by this Amendment), GSK will manufacture or have manufactured finished product for Commercialization.

ii.                                       GSK-Isis Finished Product Supply Agreement for Clinical Studies. The terms for any such transfer and supply of finished product and corresponding placebo (new supply) by GSK for the Phase 2 PoC Trial and/or the Phase 2 PoC Trial Support Activities will be pursuant to mutually agreed supply and quality agreement(s) (the “GSK-Isis Finished Product Supply Agreement for Clinical Studies”), with GSK to be compensated for its manufacture of any finished product (or placebo) used in the Phase 2 PoC Trial in an amount equal to $[***] per finished product/placebo batch fill (with the batch size to be mutually agreed). The GSK-Isis Finished Product Supply Agreement for Clinical Studies will include the manufacturing technology transfer provisions set forth in Section 3ciii below, and will also contain, but not be limited to, the terms only for supply of finished product (or placebo) for the Phase 2 PoC Trial and Phase 2 PoC Trial Support Activities.  The prices for GSK to supply finished product (or placebo) other than for the Phase 2 PoC Trial and Phase 2 PoC Trial Support Activities will be [***].

iii.                                    Finished Product Manufacturing Technology Transfer.

1.                                      Initial Finished Product Manufacturing Technology Transfer from Isis to GSK.  To facilitate GSK in manufacturing the finished product for the Phase 2 PoC Trial, the Phase 2 PoC Trial Support Activities, and Commercialization, the Parties will collaborate to facilitate a technology transfer to a finished product manufacturing site identified by GSK in support thereof. Isis will be compensated by GSK for Isis’ technology transfer efforts based on a mutually agreed plan, including, the cost of Isis’ time incurred in performing such work at [***] plus any reasonable out-of-pocket expenses incurred by Isis in performing such work. Isis will invoice GSK for any such work and costs and GSK will pay the invoices submitted within [***] days after receipt of the applicable invoice by GSK.

2.                                      Manufacturing Technology Transfer from GSK to Isis at Termination. If the Agreement terminates or the Option for the TTR Program is terminated or expires unexercised, Isis may request GSK to conduct a technology transfer to Isis (or Isis’ designated Third Party supplier) of any technology, information and data reasonably related to GSK’s manufacturing and supply of such finished product, and if so requested, GSK will, [***], conduct such a technology transfer and GSK will continue to (i) provide reasonable support and cooperation with Isis’ regulatory filings and interactions with Regulatory Authorities related to GSK’s finished product manufacturing (including any required inspections), and (ii) supply finished product to Isis, [***] to enable Isis to identify and contract with a suitable Third Party finished product manufacturer.  Notwithstanding, any termination or expiration of the Option, Isis agrees to include GSK among the third party contract manufactures being evaluated for the manufacture and supply of finished product, whether for clinical trials or Commercialization.

4.                                      Collaboration in Regulatory Activities.

a.                                      Regulatory Plan.  Isis and GSK will form a regulatory subteam (the “Regulatory Sub-Team”) pursuant to Section 6.a, which will produce a high-level outline, [***], which outline to be mutually agreed no later than [***].  Following the First Interim Analysis, the Regulatory Sub-Team, in collaboration with other sub-teams formed hereunder, will mutually develop and agree to a detailed plan for coordination and preparation of the NDA and MAA for ISIS-TTRRx (including establishing responsibilities for provision of all sections of the electronic common technical document (“eCTD”) modules, authorship, plan activity timelines and any associated costs and expenses, including any work GSK would like Isis to perform) to ensure a smooth transition to GSK, accelerate eCTD completion and facilitate rapid NDA, MAA and JNDA filings. Once the Parties mutually agree upon such a plan, each Party will use Commercially Reasonable Efforts to execute their respective tasks and responsibilities under such plan in the time frames set forth in such plan.

b.                                      GSK’s Participation in Regulatory Activities.  With respect to the TTR Program, prior to Option exercise, Isis will keep GSK informed about its regulatory activities and communications it has with the Regulatory Authorities. Isis will provide as much advance notice as possible to GSK and [***] after its receipt of the notice from a Regulatory Authority about its meetings or conference calls it will have with such Regulatory Authority, and provide GSK with a reasonable opportunity to participate as an observer in the meeting at GSK’s expense to provide Isis with information and suggestions. In addition, Isis will provide GSK with full access to all available documentation needed by GSK in preparing NDA, MAA and other marketing authorization applications, in addition to other regulatory activities as well as GSK’s preparation for interacting with Regulatory Authorities.

c.                                       Isis’ Participation in Regulatory Activities.  After Option exercise, GSK will provide advance notice to Isis promptly after its receipt of a notice from a Regulatory Authority about any meetings or conference calls GSK will have with such Regulatory Authority and, at GSK’s discretion, will provide Isis with a reasonable opportunity to participate as an observer in the meeting at Isis’ expense to provide GSK with information and suggestions. GSK will inform Isis about its regulatory activities in a summary format and material communications it has with the Regulatory Authorities that may affect the TTR Program or other Collaboration Programs.

d.                                      Compensation for Activities Performed by Isis.  In accordance with Section 4.2.2 of the Agreement, GSK will pay Isis for Isis’ time in performing Isis’ regulatory plan activities described in Section 4.a of this Amendment at [***]. GSK may request assistance from Isis prior to Option exercise, and Isis will consider any such request in good faith.

5.                                      Option.  Following GSK’s receipt of the PoC Trial Completion Notice (including the Phase 2 PoC Data Package as defined in this Amendment) for the TTR Program, GSK will provide written notice to Isis of its decision whether or not to exercise its Option to the TTR Program under Section 3.1 of the Agreement as soon as possible, but in any case, on or before 5:00 p.m. (Eastern time) on the [***] ([***]) day following GSK’s receipt of the PoC Trial Completion Notice (the “Option Deadline”). If GSK does not provide written notice to Isis of GSK’s determination to license the TTR Program before the Option Deadline, then GSK’s Option to the TTR Program will expire and, subject to Section 9 of this Amendment and the terms of the Agreement (as amended by this Amendment), Isis will be free to Develop and Commercialize any Compounds that were included in the TTR Program on its own or with a Third Party.

6.                                      TTR Steering Committee.

a.                                      Formation of the TTR Steering Committee. Within [***] after the Amendment Date, with respect to the TTR Program, the Parties will establish a TTR steering committee (“TTR Steering Committee”) that will be separate and independent from the JSC, and which will be responsible for the coordination and management of activities to develop the regulatory strategy and CMC strategy through Option exercise to enable a smooth transition of such activities. The TTR Steering Committee will consist of three representatives of Isis and three representatives of GSK. The TTR Steering Committee may elect to create sub-teams designated to address the following areas: (i) regulatory; (ii) CMC; and (iii) clinical, with representatives responsible for ensuring that activities occur as set forth in this Amendment and the TTR Registration-Directed Program Documents. The TTR Steering Committee will operate in accordance with the same operating procedures for the JSC as set forth in Section 1.3.1 of the Agreement.

b.                                      Roles of the TTR Steering Committee and Sub-Teams Formed Thereunder. Subject to Section 6.c of this Amendment and solely in connection with the TTR Program, the TTR Steering Committee (or any sub-teams formed by the TTR Steering Committee) will perform the following functions, some or all of which may be addressed directly at any given meeting of the TTR Steering Committee or a sub-team:

i.                                          review the TTR Registration-Directed Program Documents from time to time and prepare Material Amendments, if any, to the TTR Registration-Directed Program Documents;

ii.                                       develop CMC strategy and manage development activities, including process development, formulation development, quality control, stability tests, scale up, etc.;

iii.                                    manage the manufacture and supply of API and/or finished product for Clinical Studies;

iv.                                   review and oversee the clinical monitoring program and the statistical analysis plan (including establishing a mutually agreed process for GSK to participate in in-stream safety data review with Isis);

v.                                      develop regulatory strategy and coordinate, review and oversee regulatory activities conducted under the TTR Registration-Directed Program Documents;

vi.                                   facilitate sharing of data and information between the Parties’ regulatory teams to ensure each Party’s access to all data;

vii.                                coordinate meetings and other interactions (including written correspondence) with Regulatory Authorities;

viii.                             develop  a transition plan prior to GSK’s exercise of the Option, including coordinating the transfer of manufacturing technology and delivery of regulatory materials, and execute such plan; and

ix.                                   such other review and advisory responsibilities as may be assigned to the TTR Steering Committee pursuant to this Amendment or as may be mutually agreed upon in writing by the Parties from time to time.

c.                                       Decision Making. The Parties will conduct the TTR Program in accordance with the TTR Registration-Directed Program Documents, giving due consideration to the recommendations and advice of the TTR Steering Committee. Isis will have the final decision-making authority regarding [***].

d.                                      Briefing the TTR Steering Committee. At each regularly scheduled meeting of the TTR Steering Committee, Isis will provide to the TTR Steering Committee [***].

e.                                       Term of TTR Steering Committee. The TTR Steering Committee (and any of its sub-teams and working groups) under this Amendment will cease to exist upon the earlier of exercise, termination or expiration of the Option with respect to the TTR Program.

f.                                        Meeting Coordination. The TTR Steering Committee will meet at least once per quarter in person or via video teleconference or conference and more frequently whenever necessary and will meet in person at least twice a year. Isis and GSK will use commercially reasonable efforts to schedule meetings of the JSC and TTR Steering Committee to take place at the same location and on the same dates to maximize the use of each Party’s time, increase information sharing efficiencies and reduce the cost of additional travel, lodging and related expenses.

7.                                      Material Amendments to the TTR Registration-Directed Program Documents.

a.                                      Overview. As of the Amendment Date, the Parties have agreed to the TTR Development Plan (which is attached hereto as ATTACHMENT 1), as well as the SPA, the Protocol and the DSMB Charter, all of which have been delivered to each Party under separate cover.

b.                                      Material Amendment Process. No material amendment to any TTR Registration-Directed Program Document (each, a “Material Amendment”) may be made without both Parties’ prior written consent.  If any Regulatory Authority requires or, based on feedback from a Regulatory Authority, either Party requests a change to the Phase 2 PoC Trial or any TTR Registration-Directed Program Document that requires the Parties to make a Material Amendment to a TTR Registration-Directed Program Document to affect such a change, the Parties will use good faith and commercially reasonable efforts to mutually agree on such a Material Amendment (including any associated Additional Costs and the payment schedule thereof) to such TTR Registration-Directed Program Document within [***] days of receiving such proposed change from such Regulatory Authority or a Party. If the Parties mutually agree to such a Material Amendment (including any associated Additional Costs and the payment schedule thereof), Isis will continue to perform the Phase 2 PoC Trial in accordance with such amended TTR Registration-Directed Program Documents. If, despite the Parties’ good faith and commercially reasonable efforts, the Parties cannot agree (i) on such a Material Amendment to such TTR Registration-Directed Program Document (including any associated Additional Costs and the payment schedule thereof) or (ii) whether such an amendment is a Material Amendment, in each case, within [***] days of receiving such proposed change from such Regulatory Authority or a Party, the dispute will be promptly (but no later than [***] days after the end of such [***] day period) referred to the [***]. If the [***] cannot resolve the matter within [***] Business Days after receiving such dispute then:

i.      if the dispute arose [***], then [***]; or

ii.   if the dispute arose [***], then [***].

c.                                       Non-Material Amendments. Isis will consider in good faith any changes to any TTR Registration-Directed Program Documents that are requested by GSK that do not require the Parties to make a Material Amendment to a TTR Registration-Directed Program Document to affect such a change.

8.                                      Financial Provisions. The following financial provisions will apply solely to the TTR Program:

a.                                      Upfront Fee.  GSK will pay Isis $2,500,000 within [***] days of GSK’s receipt of the invoice from Isis following the Amendment Date.

b.                                      Milestone Payments for First Achievement of Development Milestone Event. Solely with respect to a Compound under the TTR Program that first achieves a Development Milestone Event by or on behalf of GSK or its Affiliates or Sublicensees, Table 2 set forth in Section 5.5.1 (Milestone Payments for First Achievement of Development Milestone Event) of the Agreement is deleted in its entirety and replaced with TABLE X below:

TABLE X

Development Milestone Events for a Compound	Milestone Payment

Initiation of the Phase 2 PoC Trial		$7,500,000
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
Total Development Milestone Payments for the TTR Program	$	[***]

“Dosing” or “Dosed” means, with respect to the above milestone events, administration of the first dose of ISIS-TTRRx or placebo to the applicable patient in the Phase 2 PoC Trial in accordance with the TTR Registration-Directed Program Documents.

Notwithstanding Section 5.8.2 of the Agreement, Isis will send GSK a written notice promptly following the date when the “Initiation of the Phase 2 PoC Trial” Milestone Event in TABLE X is achieved, and the $7,500,000 milestone payment will be due within [***] Business Days of GSK’s receipt of the invoice.

c.                                       TTR Program Option Exercise Fee. Upon the exercise by GSK of the Option for the TTR Program in accordance with the Agreement (as amended by this Amendment), in lieu of the Option exercise fee set forth in Column 1 of Table 1 in Section 5.4 (Option Exercise Fees) of the Agreement, GSK will pay Isis an Option exercise fee of $[***] ([***]), within [***] days after receipt by GSK of an invoice sent from Isis on or after such Option exercise becomes effective under the Agreement (as amended by this Amendment).

d.                                      Milestone Payments for First Achievement of Sales Milestone Event. Solely with respect to a Licensed Product under the TTR Program, TABLE 4 set forth in

Section 5.7.1 (Milestone Payments for First Achievement of Sales Milestone Event) of the Agreement is deleted in its entirety and replaced with TABLE Y below:

TABLE Y

Sales Milestones for Licensed Products in the TTR Program	Milestone Payment

$[***] in worldwide Annual Net Sales	$	[***]
$[***] in worldwide Annual Net Sales	$	[***]
$[***] in worldwide Annual Net Sales	$	[***]
$[***] in worldwide Annual Net Sales	$	[***]
$[***] in worldwide Annual Net Sales	$	[***]
Total Sales Milestone Payments for the TTR Program	$	[***]

9.                                      TTR Program Reverse Royalties.  Solely with respect to any Discontinued Products for which GSK has [***], TABLE 6 set forth in Section 5.10.1 (Reverse Royalty for Discontinued Products) of the Agreement is deleted in its entirety and replaced with TABLE Z below:

TABLE Z

Development/Regulatory Status of Discontinued Product at time of reversion under this Agreement	Applicable Royalty Rate on worldwide Annual Net Sales of Discontinued Product

[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

10.                               No Impact on Other Collaboration Programs. Except as otherwise expressly amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms. For the avoidance of doubt, this Amendment is solely intended to modify certain terms of the Agreement regarding the TTR Program, and does not amend the Agreement in any way with respect to the other Collaboration Programs.

11.                               Termination for a Safety Concern.

a.                                      Required by Regulatory Authorities or Mutually Agreed.  If a Safety Concern arises that causes (i) the DSMB or any Regulatory Authority to require that the Phase 2 PoC Trial be placed on clinical hold or terminated or (ii) the Parties to agree that the Phase 2 PoC Trial should be terminated, then in each case termination of the Phase 2 PoC Trial should be initiated within [***] ([***]) days after such request or agreement and GSK may terminate its Option to the TTR Program with thirty (30) days advance notice.

b.                                      Not Required by Regulatory Authorities or Mutually Agreed.  If a Safety Concern arises that causes the DSMB, any Regulatory Authority, or GSK’s Global Safety Board to recommend (but not require) that the Phase 2 PoC Trial be placed on clinical hold or terminated and the Parties cannot agree on whether the Phase 2 PoC Trial should be placed on clinical hold or terminated, the Parties will promptly (but no later than fifteen (15) days after such Safety Concern arises) meet and confer to discuss such Safety Concern and use good faith efforts to resolve such Safety Concern in a manner that permits continuation of the Phase 2 PoC Trial. If, after such good faith discussions (including discussions with the DSMB), such Safety Concern cannot be resolved to GSK’s satisfaction,  GSK will have the right to terminate its Option to the TTR Program by providing Isis written notice, which termination will become effective on the thirtieth (30th) day following Isis’ receipt of such termination notice.

c.                                       Consequences of Termination. If GSK terminates its Option to the TTR Program under Section 11.a or Section 11.b of this Amendment, (i) GSK will have no obligation to [***], (ii) Isis will have no obligation to [***] and (iii) GSK will [***] if Isis directs, by written notice, the clinical research organization that is engaged to conduct the Phase 2 PoC Trial to begin the process of terminating the Phase 2 PoC Trial within thirty (30) days after GSK’s termination notice.

12.                               Restriction on GSK’s Right to Terminate for Convenience. Except in accordance with Section 1.c.i, Section 11.a or Section 11.b of this Amendment, or Section 9.2.2, Section 9.2.3(a) or Section 9.2.5 of the Agreement, GSK will not have the right to terminate the Agreement with respect to the TTR Program (or terminate this Amendment) until GSK’s Option to the TTR Program expires.

13.                               Definitions.  Capitalized terms not otherwise defined herein will have the meanings given in the Agreement. For purposes of this Amendment, the following capitalized terms will have the following meanings:

a.                                      “[***]” has the meaning set forth in Section 1.d of this Amendment.

b.                                      “Additional Costs” means, [***].

c.                                       “Approved Changes” means any changes (including duration of dosing, additional studies, additional endpoints, additional analysis, etc.) to the TTR Registration-Directed Program Documents (including any Material Amendments) that are requested by GSK or required by a Regulatory Authority and mutually agreed by GSK and Isis.

d.                                      “CMC” has the meaning set forth in Section 3.b.i of this Amendment.

e.                                       “CMC Sub-Team” has the meaning set forth in Section 3.a of this Amendment.

f.                                        “Commercial Supplies” has the meaning set forth in Section 3.a of this Amendment.

g.                                      “Dosing” has the meaning set forth in Section 8.b of this Amendment.

h.                                      “DSMB” means the Data and Safety Monitoring Board for the Phase 2 PoC Trial for the TTR Program.

i.                                         “DSMB Charter” means the charter that governs the activities and duties of the DSMB and its members which was submitted to the FDA on [***], as may be amended from time to time pursuant to Section 7 of this Amendment.

j.                                         “eCTD” has the meaning set forth in Section 4.a of this Amendment.

k.                                      “First Interim Analysis” means the first interim analysis described in the DSMB Charter.

l.                                         “GSK-Isis Finished Product Supply Agreement for Clinical Studies” has the meaning set forth in Section 3.c.ii of this Amendment.

m.                                  “Independent Statistician” has the meaning ascribed to it in the DSMB Charter.

n.                                      “Initiation of the OLE Study” means the date the first human patient enrolled in the Phase 2 PoC Trial for the TTR Program reaches the [***] time point in such Phase 2 PoC Trial.

o.                                      “Initiation of the Phase 2 PoC Trial” means [***].

p.                                      “Interim Data Package” has the meaning set forth in Section 1.b of this Amendment.

q.                                      “ISIS-TTRRx” means the Compound known as ISIS 420915.

r.                                       “Isis-GSK Commercial API Supply Agreement” has the meaning set forth in Section 3.b.i of this Amendment.

s.                                        “Material Amendment” has the meaning set forth in Section 7.b of this Amendment.

t.                                         “OLE Study” means the open label extension study of ISIS-TTRRx described in the TTR Development Plan.

u.                                      “Option Deadline” has the meaning set forth in Section 5 of this Amendment.

v.                                      “Partner Firewalled Staff” has the meaning set forth in the DSMB Charter.

w.                                    “Phase 2 PoC Data Package” means, with respect to ISIS-TTRRx, (i) [***], (ii) [***], (iii) [***], (iv) [***], (v) copies of all filings submitted to Regulatory Authorities regarding ISIS-TTRRx, (vi) [***], and (vii) [***] together with the foregoing information listed in clause (i) through (vi), to the extent available, with respect to the [***] of ISIS-TTRRx.

x.                                      “Phase 2 PoC Trial” means, with respect to ISIS-TTRRx, the Phase 2/3, multicenter, double-blind, randomized, stratified, placebo-controlled study of ISIS-TTRRx in Stage 1 and Stage 2 FAP patients with [***], as described in the TTR Registration-Directed Program Documents that is intended to be used for the global registration of ISIS-TTRRx.

y.                                      “Phase 2 PoC Trial Support Activities” means the [***] and the [***] identified under the “Phase 2 PoC Trial Support Activities” section of the TTR Development Plan.

z.                                       “Protocol” means the protocol No. ISIS 420915-CS2 entitled “A Phase 2/3 Randomized, Double-Blind, Placebo-Controlled Study to Assess the Efficacy and Safety of ISIS 420915 in Patients with Familial Amyloid Polyneuropathy” for the conduct of the Phase 2 PoC Trial which was submitted to the FDA on [***], as may be amended from time to time pursuant to Section 7 of this Amendment.

aa.                               “Regulatory Sub-Team” has the meaning set forth in Section 4.a of this Amendment.

bb.                               “Reviewing Entity” means an institutional review board (IRB), research ethics board (REB), European ethical committee (EEC), or equivalent appropriate governmental ethical reviewing entity responsible for approving an entity to participate in the Phase 2 PoC Trial as a clinical site.

cc.                                 “Safety Concern” means [***].

dd.                               “Second Interim Analysis” means the second interim analysis described in the DSMB Charter.

ee.                                 “Services Agreement” has the meaning set forth in Section 3.b.i of this Amendment.

ff.                                   “SPA” or “Special Protocol Assessment” means the request for special protocol assessment for the Phase 2 PoC Trial which was submitted by Isis to FDA.

gg.                               “Sponsor Primary Contact” has the meaning set forth in the DSMB Charter.

hh.                               “TTR Development Plan” means the Development plan attached to this Amendment as ATTACHMENT 1, as may be amended from time to time pursuant to Section 7 of this Amendment.

ii.                                     “TTR Registration-Directed Program Documents” means the TTR Development Plan, the SPA, the Protocol and the DSMB Charter.

jj.                                     “TTR Steering Committee” has the meaning set forth in Section 6.a of this Amendment.

kk.                               “TTR Termination Notice” has the meaning set forth in Section 1.c.i of this Amendment.

* - * - * - *

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Date.

ISIS PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall

Name:	B. Lynne Parshall

Title:	Chief Operating Officer and Chief Financial Officer

Date:	29 October 2012

GLAXO GROUP LIMITED

By:	/s/ Paul Williamson

Name:	Paul Williamson

Title:	Corporate Director

Date:	29 October 2012

ATTACHMENT 1

TTR Development Plan

[***]